UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 13, 2025

SOUTHLAND HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41090	87-1783910
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1100 Kubota Drive

Grapevine, TX 76051

(Address of Principal Executive Offices) (Zip Code)

(817) 293-4263

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	SLND	NYSE American LLC
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	SLND WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 13, 2025, Cody Gallarda notified the Company of his decision to resign as Executive Vice President, Chief Financial Officer, and Treasurer of Southland Holdings, Inc. (“Southland” or, the “Company”) to pursue another opportunity outside of the Company, effective March 28, 2025 (the “Transition Date”). Mr. Gallarda’s resignation was not due to any disagreements with the Company, its Board of Directors, or any matters related to the Company’s financial statements or internal controls over financial reporting. Mr. Gallarda will continue to serve in his current roles through the Transition Date. The Company thanks Mr. Gallarda for his valuable contributions and wishes him success in his future endeavors.

On March 19, 2025, the Company appointed Keith Bassano, the Company’s current Vice President of Finance, to assume the role of Chief Financial Officer and Treasurer, effective as of the Transition Date. Mr. Bassano brings over 15 years of experience in the engineering and construction industry, where he has held various leadership roles overseeing finance, accounting, and human resources functions. Mr. Bassano joined the Company in September 2020 and joined American Bridge, a Southland subsidiary, in 2008. He holds a Bachelor of Science in Business Administration with a major in Accounting from Duquesne University and a Master of Business Administration from Robert Morris University. He is a licensed Certified Public Accountant. The Company is confident that Mr. Bassano, supported by a strong and experienced finance team, is well-positioned to lead the Company’s financial strategy and work alongside the rest of management to drive operational excellence. Effective as of the Transition Date, his annual base salary will be $357,000. In addition, Mr. Bassano will continue to be eligible to participate in the Company’s 2022 Equity Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 19, 2025	SOUTHLAND HOLDINGS, INC.

	By:	/s/ Frank S. Renda
		Name:	Frank S. Renda
		Title:	President and Chief Executive Officer

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